Exhibit 99.2
TSYS Announces First Quarter 2009 Earnings

TSYS
Financial Highlights
(unaudited)
(in thousands, except per share data)

	Three Months Ended
	March 31,
			Percent
	2009	2008	Change
Revenues
Electronic payment processing services	$232,119	245,669	(5.5)%
Merchant acquiring services	65,477	61,714	6.1
Other services	47,850	45,747	4.6

Revenues before reimbursables	345,446	353,130	(2.2)
Reimbursable items	63,487	66,696	(4.8)

Total revenues	408,933	419,826	(2.6)

Expenses
Salaries & other personnel expense	144,342	145,225	(0.6)
Net technology & facilities expense	73,986	72,255	2.4
Spin related expenses	—	6,895	(100.0)
Other operating expenses	49,004	42,659	14.9

Expenses before reimbursable items	267,332	267,034	0.1
Reimbursable items	63,487	66,696	(4.8)

Total operating expenses	330,819	333,730	(0.9)

Operating income	78,114	86,096	(9.3)

Nonoperating (expense) income	(1,458)	1,280	nm

Income from continuing operations before income taxes, noncontrolling interests and equity in income of of equity investments	76,656	87,376	(12.3)
Income taxes	27,415	32,907	(16.7)

Income from continuing operations before noncontrolling interests and equity in income of equity investments	49,241	54,469	(9.6)
Equity in income of equity investments	1,043	2,162	(51.8)

Income from continuing operations, net of tax	50,284	56,631	(11.2)
(Loss) income from discontinued operations, net of tax	(3,343)	233	nm

Net income	46,941	56,864	(17.5)
Net income attributable to the noncontrolling interests	(415)	(250)	(66.0)

Net income attributable to TSYS	$46,526	56,614	(17.8)%

Basic earnings per share:
Income from continuing operations to TSYS common shareholders	$0.26	0.29	(10.3)%

(Loss) income from discontinued operations to TSYS common shareholders	(0.02)	0.00	nm%

Net income attributable to TSYS common shareholders	$0.24	0.29	(17.3)%

Diluted earnings per share:
Income from continuing operations to TSYS common shareholders	$0.26	0.29	(10.2)%

(Loss) income from discontinued operations to TSYS common shareholders	(0.02)	0.00	nm%

Net income attributable to TSYS common shareholders	$0.24	0.29	(20.0)%

Dividends declared per share	$0.07	0.07

Average common shares outstanding	195,461	196,745

Average common and common equivalent shares outstanding	195,816	197,306

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$49,869	56,381
(Loss) income from discontinued operations, net of tax	(3,343)	233

Net income	$46,526	56,614

nm =	not meaningful

Note:	Certain amounts have been previously reclassified to conform with the presentation adopted in 2009.

Basic and diluted EPS is computed based on the two-class method in accordance with FSP EITF 03-6-1. The impact on first quarter 2009 and 2008 EPS (as recast to show retroactive adoption of FSP EITF 03-6-1) does not change basic or diluted EPS.
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TSYS Announces First Quarter 2009 Earnings

TSYS
Segment Breakdown
(unaudited)
(in thousands)
	Three Months Ended March 31, 2009					Three Months Ended March 31, 2008
	North America	International	Merchant	Spin-Related		North America	International	Merchant	Spin-Related
	Services	Services	Services	Costs	Consolidated	Services	Services	Services	Costs	Consolidated
Revenues before reimbursables	$223,782	70,584	58,206	—	352,572	235,860	67,957	55,129	—	358,946
Intersegment revenues	(5,888)	(845)	(393)	—	(7,126)	(5,231)	(403)	(182)	—	(5,816)

Revenues before reimbursables from external customers	$217,894	69,739	57,813	—	345,446	230,629	67,554	54,947	—	353,130

Total revenues	$268,789	73,802	75,498	—	418,089	287,012	69,824	70,937	—	427,773
Intersegment revenues	(7,918)	(845)	(393)	—	(9,156)	(7,362)	(403)	(182)	—	(7,947)

Revenues from external customers	$260,871	72,957	75,105	—	408,933	279,650	69,421	70,755	—	419,826

Depreciation and amortization	$23,509	7,706	8,087	—	39,302	24,732	7,695	6,554	—	38,981

Intersegment expenses	$1,311	(3,062)	(7,405)	—	(9,156)	2,774	(3,541)	(7,180)	—	(7,947)

Segment operating income	$58,033	6,004	14,077	—	78,114	70,471	7,446	15,074	(6,895)	86,096

Income from continuing operations before income taxes, noncontrolling interest and equity income of equity investments	58,055	4,787	13,814	—	76,656	70,137	8,750	15,384	(6,895)	87,376

Income tax expense	$19,594	2,877	4,944	—	27,415	26,509	2,914	5,408	(1,924)	32,907

Equity in income of equity investments	$666	377	—	—	1,043	888	1,274	—	—	2,162

Income from continuing operations	$39,127	2,287	8,870	—	50,284	44,516	7,111	9,976	(4,972)	56,631

Identifiable assets	1,451,129	310,787	215,584	—	1,977,500	1,296,769	353,570	188,360	—	1,838,699
Intersegment eliminations	(387,340)	(1,007)	(1)	—	(388,348)	(312,665)	(1,513)	(1,209)	—	(315,387)

Total assets	1,063,789	309,780	215,583	—	1,589,152	984,104	352,057	187,151	—	1,523,312

Note:	Revenues from North America Services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from International Services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States. Revenues from Merchant Services include TSYS Acquiring’s merchant acquiring and related services. Certain amounts have been previously reclassified to conform with the presentation adopted in 2009.
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TSYS Announces First Quarter 2009 Earnings

TSYS
Balance Sheet
(in thousands)
	Mar 31, 2009	Dec 31, 2008
	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$271,043	211,365
Restricted cash	32,892	31,128
Accounts receivable, net	240,421	246,767
Deferred income tax assets	14,777	29,615
Prepaid expenses and other current assets	90,826	88,612
Current assets of discontinued operations	28,985	24,570

Total current assets	678,944	632,057
Property and equipment, net	273,028	279,653
Computer software, net	198,504	202,038
Contract acquisition costs, net	129,912	131,568
Goodwill, net	165,413	165,995
Equity investments, net	75,027	74,012
Other intangible assets, net	16,491	17,452
Other assets	45,136	40,768
Long-term assets of discontinued operations	6,697	7,245

Total assets	$1,589,152	1,550,788

Liabilities and Equity
Current liabilities:
Current portion of notes payable	$8,619	8,575
Accrued salaries and employee benefits	20,861	46,696
Accounts payable	29,177	32,440
Current portion of obligations under capital leases	6,954	6,344
Other current liabilities	170,711	131,515
Current liabilities of discontinued operations	18,911	10,998

Total current liabilities	255,233	236,568
Notes payable, excluding current portion	195,920	196,295
Deferred income tax liabilities	49,674	60,578
Obligations under capital leases, excluding current portion	15,186	13,576
Other long-term liabilities	40,004	40,709
Long-term liabilities of discontinued operations	1,600	2,212

Total liabilities	557,617	549,938

Shareholders’ Equity:
Common stock	20,040	20,036
Additional paid-in capital	129,114	126,889
Accumulated other comprehensive income, net	(10,383)	(6,627)
Treasury stock	(69,970)	(69,641)
Retained earnings	953,005	920,292

Total shareholders’ equity	1,021,806	990,949

Noncontrolling interests in consolidated subsidiaries	9,729	9,901

Total equity	1,031,535	1,000,850

Total liabilities and equity	$1,589,152	1,550,788

Note:	Certain amounts have been previously reclassified to conform with the presentation adopted in 2009.
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TSYS Announces First Quarter 2009 Earnings

TSYS
Cash Flow
(unaudited)
(in thousands)
	Three Months Ended March 31,
	2009	2008
Cash flows from operating activities:
Net income attributable to TSYS	$46,526	56,614
Adjustments to reconcile net income to net cash provided by operating activities:
Net income attributable to the noncontrolling interests	415	250
Equity in income of equity investments	(1,043)	(2,162)
Loss (gain) on currency translation adjustments, net	883	(1,943)
Depreciation and amortization	39,850	39,229
Amortization of debt issuance costs	38	38
Share-based compensation	5,297	7,895
Excess tax benefit from share-based payment arrangements	—	(67)
(Recoveries of) provisions for bad debt expense and billing adjustments	(394)	2,101
Charges for transaction processing provisions	1,537	265
Deferred income tax benefit	(2,329)	(6,875)
Loss on disposal of equipment, net	7	161
(Increase) decrease in:
Accounts receivable	1,166	(6,140)
Prepaid expenses, other current assets and other long-term assets	(1,743)	2,492
Increase (decrease) in:
Accounts payable	(3,779)	3,426
Accrued salaries and employee benefits	(25,567)	(34,401)
Other current liabilities and other long-term liabilities	37,806	39,116

Net cash provided by operating activities	98,670	99,999

Cash flows from investing activities:
Purchases of property and equipment, net	(2,181)	(14,350)
Additions to licensed computer software from vendors	(5,932)	(2,351)
Additions to internally developed computer software	(5,828)	(2,413)
Cash used in acquisitions	(205)	—
Additions to contract acquisition costs	(10,992)	(17,168)

Net cash used in investing activities	(25,138)	(36,282)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	2,809	—
Principal payments on long-term debt borrowings and capital lease obligations	(3,622)	(4,976)
Proceeds from exercise of stock options	—	59
Excess tax benefit from share-based payment arrangements	—	67
Repurchase of common stock	(329)	(11,369)
Dividends paid on common stock	(13,779)	(13,858)

Net cash used in financing activities	(14,921)	(30,077)

Effect of exchange rate changes on cash and cash equivalents	(1,084)	(1,509)

Net increase in cash and cash equivalents	57,527	32,131
Cash and cash equivalents at beginning of year	220,018	210,518

Cash and cash equivalents at end of period	$277,545	242,649

Note:	Certain amounts have been previously reclassified to conform with the presentation adopted in 2009.
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TSYS Announces First Quarter 2009 Earnings

Geographic Area Data:
The following geographic area data represents revenues for the three months ended March 31 based on where the client is domiciled:

	Three Months Ended March 31,
					Percent
(dollars in millions):	2009	%	2008	%	Change
United States	$300.4	73.5%	$312.2	74.4%	(3.8)%
Europe	57.8	14.1	58.9	14.0	(1.8)
Canada	30.6	7.5	31.7	7.5	(3.2)
Japan	11.1	2.7	7.4	1.8	49.2
Mexico	2.2	0.5	3.7	0.9	(41.2)
Other	6.8	1.7	5.9	1.4	14.4

	$408.9	100.0%	$419.8	100.0%	(2.6)%

Geographic Area Revenue by Operating Segment:
The following table reconciles revenues by geography to revenues by reporting segment for the three months ended March 31:

	Three Months Ended March 31,
	North America		International		Merchant
	Services		Services		Services
(dollars in millions):	2009	2008	2009	2008	2009	2008
United States	$225.6	241.7	—	0.1	74.8	70.4
Europe	0.2	0.3	57.6	58.6	—	—
Canada	30.5	31.5	—	—	0.1	0.2
Japan	—	—	11.1	7.4	—	—
Mexico	2.2	3.7	—	—	—	—
Other	2.4	2.4	4.2	3.3	0.2	0.2

	$260.9	279.6	72.9	69.4	75.1	70.8

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TSYS Announces First Quarter 2009 Earnings

Supplemental Information:

	Accounts on File at March 31,
					Percent
(in millions)	2009	%	2008	%	Change
Consumer	186.5	54.8%	211.4	57.9%	(11.8)%
Retail	56.5	16.6	57.9	15.9	(2.6)
Commercial	44.4	13.0	40.1	11.0	10.8
Government services	21.7	6.4	24.1	6.6	(9.9)
Stored Value	26.1	7.7	26.0	7.1	0.4
Debit	5.2	1.5	5.4	1.5	(3.1)

	340.4	100.0%	364.9	100.0%	(6.7)%

			Percent
(in millions)	March 31, 2009	March 31, 2008	Change
YTD Average Accounts on File	349.9	370.2	(5.5)%

	Accounts on File at March 31,
					Percent
(in millions)	2009	%	2008	%	Change
Domestic	252.0	74.0%	283.4	77.7%	(11.1)%
International	88.4	26.0	81.5	22.3	8.5

	340.4	100.0%	364.9	100.0%	(6.7)%

Note:	The accounts on file between domestic and international is based on the geographic domicile of processing clients.
Growth in Accounts on File (in millions):

	March 2008 to	March 2007 to
	March 2009	March 2008
Beginning balance	364.9	422.7
Change in accounts on file due to:
Internal growth of existing clients	32.0	53.9
New clients	20.0	18.2
Purges/Sales	(35.9)	(25.3)
Deconversions	(40.6)	(104.6)

Ending balance	340.4	364.9

Number of Employees (FTEs):	2009	2008
At March 31,	8,068	7,547
YTD average for period ended March 31,	8,061	7,245
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TSYS Announces First Quarter 2009 Earnings

Constant Currency Comparison
(unaudited)

(in thousands, except per share)	Three Months Ended March 31,
			Percent
	2009	2008	Change
Consolidated
Constant currency (1)	$431,516	419,826	2.8%
Foreign currency (2)	(22,583)	—	(5.4)

Total revenues	$408,933	419,826	(2.6)%

Constant currency (1)	$81,377	86,096	(5.5)%
Foreign currency (2)	(3,263)	—	(3.8)

Operating income	$78,114	86,096	(9.3)%

International Services
Constant currency (1)	$96,385	69,824	38.0%
Foreign currency (2)	(22,583)	—	(32.3)

Total revenues	$73,802	69,824	5.7%

Constant currency (1)	$9,267	7,446	24.5%
Foreign currency (2)	(3,263)	—	(43.8)

Operating income	$6,004	7,446	(19.4)%

Total Revenues Including Discontinued Operations:

Consolidated
Total revenues including discontinued operations	$498,284	461,722	7.9%
Foreign currency (2)	(22,583)	—	nm
Discontinued operations	(66,768)	(41,896)	(59.4)

Total revenues	$408,933	419,826	(2.6)%

North America Services
Total revenues including discontinued operations	$335,557	328,908	2.0%
Discontinued operations	(66,768)	(41,896)	(59.4)

Total revenues	$268,789	287,012	(6.3)%

nm = not meaningful

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.
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